LORD ASSET MANAGEMENT TRUST

Thomas White International Fund
Thomas White Emerging Markets Fund
Thomas White American Opportunities Fund
(the “Funds”)

Supplement dated October 16, 2018
to the Prospectus and Statement of Additional Information dated March 1, 2018

Set forth below is information regarding certain recent developments relating to the Funds:

1.	Change in Control Transaction Involving the Investment Adviser to the Funds and Proposed New Advisory Agreements

Thomas White International, Ltd., the investment adviser to the Funds (the “Adviser”) and Thomas S. White, Jr., the founder of the firm, recently completed a transaction pursuant to which Mr. White sold his entire majority-ownership interest in the firm to the Adviser in exchange for cash (the “Transaction”).  The Transaction was part of a transition plan under which it was contemplated that various officers and employees of the Adviser would increase their ownership interests in the firm in anticipation of Mr. White’s retirement from the Adviser.  Due to the substantial change in the ownership arrangements of the Adviser, the closing of the Transaction resulted in a change of control of the Adviser (the “Change of Control”).  As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the then-effective Investment Advisory Agreements between the Adviser and the Funds (the “Prior Advisory Agreements”) each contained a provision that the Prior Advisory Agreements would automatically terminate in the event of their “assignment” (as defined in the 1940 Act).  The Change of Control caused the assignment of each of the Prior Advisory Agreements and thus resulted in the automatic termination of each of the Prior Advisory Agreements.  The Board of Trustees of the Funds has therefore approved proposed new Investment Advisory Agreements (the “New Advisory Agreements”) with respect to the Funds between the Adviser, under its new ownership arrangements (referred to herein for these purposes as “New TWI”) and the Trust, on behalf of the Funds, and is recommending that the New Advisory Agreements be approved by shareholders at a Special Meeting of Shareholders, as discussed more fully below.

In order for New TWI to continue to provide continuous services to the Funds, the Board of Trustees of the Funds, in reliance on relevant provisions of the 1940 Act and the rules thereunder, has approved Interim Investment Advisory Agreements (the “Interim Advisory Agreements”) between New TWI and the Trust, on behalf of the Funds, that are currently scheduled to remain in effect until the earlier of: (1) the expiration of a 150 day period from the date the Prior Advisory Agreements were deemed terminated (that is, September 28, 2018), or (2) until such time as shareholders of the Funds approve the New Advisory Agreements.  The terms and conditions of the Interim Advisory Agreements and the New Advisory Agreements are identical in all material respects to the Prior Advisory Agreements, including the rate of the investment advisory fees for each of the Funds.  In addition, under both the Interim Advisory Agreements and the New Advisory Agreements, there will not be any changes to the Funds’ respective investment objectives and principal investment strategies.

2.	Change in Portfolio Manager for the Funds

In connection with the completion of the Transaction and Mr. White’s retirement from the Adviser, effective as of September 28, 2018, Mr. White retired from his position as a portfolio manager for the Funds.  All of the other portfolio managers for the Funds have continued in their positions with New TWI.

3.	Election of Trustees

At a recent Board meeting, the Board of Trustees also approved the nomination of certain individuals to the Board and is recommending that shareholders vote in favor of electing these nominees to serve on the Board.  In particular, shareholders will be asked to elect Arthur J. Fiocco, Jr., William H. Woolverton, Geri Sands Hansen and Douglas M. Jackman to the Board.  Mr. Fiocco and Mr. Woolverton presently serve as Trustees while Ms. Hansen and Mr. Jackman are not presently Trustees.

4.	Proposed Removal of the Fundamental Investment Restriction Applicable to the International Fund and the American Opportunities Fund With Respect to Investments in Other Open-End Investment Companies

The Adviser has recommended to the Board of Trustees the removal of the current fundamental investment restriction applicable to the International Fund and the American Opportunities Fund which restricts the ability of each of these Funds to invest in other open-end investment companies.  This fundamental investment restriction was imposed as a result of regulatory requirements that are no longer in effect, however, it cannot be removed without the affirmative vote of the requisite number of shareholders of each respective Fund.  If the removal of this restriction is approved, these Funds would be permitted to invest in other open-end investment companies to the extent permitted by the 1940 Act and the rules thereunder.

5.	Special Meeting of Shareholders to be Held on November 30, 2018

The Board of Trustees has called for a Special Meeting of Shareholders to be held on November 30, 2018 at which the Funds’ shareholders will be asked to consider and approve each of the foregoing proposals, as applicable.

More detailed information about the Change of Control and the proposals to be voted on at the Special Meeting of Shareholders is provided in a Proxy Statement that is being sent to shareholders on or about October 19, 2018.

Investors should retain this supplement for future reference